                                                                    EXHIBIT 10.8



EXPATRIATE EMPLOYMENT AGREEMENT

        This Agreement is made and effective this 11th day of July, 1995, by and between Opto Sensors, Inc., a California corporation having offices at 12525 Chadron Ave., Hawthorne, CA 90250 ("OSI") and Thomas K. Hickman, an individual residing at 10 Miwok Way, Inverness, CA 94937 ("Hickman").

        OSI, through various subsidiary corporations, designs and manufactures electronic assemblies, among which are Opto Sensors, Singapore, a Singapore corporation having offices at 996 Bandemeer Road, #04-01/02, Singapore 1233 ("OSS") a wholly-owned subsidiary of OSI, and Opto Sensors, Malaysia, a Malaysian corporation having offices at Tebrau Industrial Estate No. 1, #8 Jalam Firma 2/2, 81200 Johor Bahru, Johor, Malaysia, a wholly-owned subsidiary of OSI.

        OSI desires to employ Hickman as Managing Director of OSS and OSM for a period of not less than two years and Hickman agrees to serve as Managing Director for such term. After the initial term of two years, both parties agree to give a minimum of six months notice to the other of intent to terminate this agreement.

        OSI agrees to offer Hickman a comparable position in the corporation upon termination of this agreement.

        OSI will, with the full cooperation of Hickman but at the company's expense, assure that work permits or other authority to work in Singapore and Malaysia will be obtained and that permanent resident visas are obtained for Malaysia for Hickman and his wife.

        OSI agrees to pay Hickman, from the time of his arrival in Malaysia, a salary of One Hundred Twenty Five Thousand dollars ($125,000) per annum for the first year of this agreement in monthly installments of Ten Thousand Four Hundred Sixteen Dollars and Sixty Seven Cents ($10,416.67) to be deposited in accounts in the United States, Singapore and Malaysia as directed by Hickman. At the beginning of this agreement, such deposits will be:

        a. Seven Thousand Seven Hundred Fifty Dollars ($7,750.00US)

        b. One Thousand Three Hundred Thirty Three and 33/100 US dollars ($1333.33US) in Singapore at an initial Exchange rate of $1.00 US equals $1.40

Singapore or One Thousand Eight Hundred Sixty Six and 67/100 Singapore Dollars ($1866.67S),

     c. One Thousand Three Hundred Thirty Three and 33/100 US Dollars ($1333.33US) in Malaysia at a initial Exchange rate of $1.00 US equals $2.45 Malaysian or Three Thousand Two Hundred Sixty Six and 66/100 Malaysian Ringgit ($3266.66M)

     d. During the first month of residence in Malaysia, OSI will pay to Hickman the Malaysian Ringgit equivalent Five Thousand US Dollars, or Twelve Thousand two hundred fifty Ringgit ($12,250.00M) as a one time payment for initial outfitting in Malaysia. Such payment will be deducted by OSI from that month's deposit to Hickman's US account.

     e. The rates of exchange for deposits made in Singapore and Malaysia shall remain fixed for the first year of Hickman's employment at OSS/OSM and will be reexamined by the parties at the beginning of each successive year.

     OSI agrees to provide housing selected by Hickman and utilities, for which payment will be made by OSM, for which Hickman agrees to reimburse the company or, alternatively, agrees to have the company deduct from Hickman's salary prior to deposit in the US, Singapore or Malaysia.

     OSI agrees to provide an automobile selected by Hickman through OSM to Hickman for which Hickman agrees to reimburse the company or, alternatively, agrees to have the company deduct from Hickman's salary prior to deposit in the US, Singapore or Malaysia. Automobile insurance will be provided by the company as a company car.

     OSI agrees to pay for packing, freight and cartage of Hickman's household goods to the place of residence in Malaysia, or to pay packing, cartage and storage of household goods not taken to Malaysia. Hickman agrees to schedule movement of household goods by sea and air to provide for a lowest cost combination of household goods move and temporary living accomodation and meal expenses. Estimates for material, packing, storage and transport will be provided for OSI review and agreement prior to Hickman's move to Malaysia.

     OSI agrees, upon termination of this agreement and Hickman's employment in Malaysia, to pay to return Hickman's household goods from Malaysia or from storage whether or not Hickman returns to the US as an employee of OSI or one of its subsidiaries.

     OSI agrees to provide temporary living accomodations and meal expenses for a period of not more than two weeks for Hickman and his wife during the period Hickman's household goods are in transit.

     OSI agrees to award Hickman options for Five Thousand Shares of OSI stock effective upon the date of Hickman's employment at OSS and OSM at the then-current value for management incentive options and, further, agrees to award Hickman an additional 5000 options for OSI stock, at the then-current value for such options, if OSS/OSM achieve a pre-tax profit of $1,000,000US or more during OSI's 1995/96 fiscal year.

     OSI will pay, or reimburse Hickman for, annual round-trip home-leave coach airfare for himself and his wife to and from his current place of residence at a time of Hickman's choosing provided such time is not inconsistent with the needs of the company.

     OSI will continue Hickman's current AETNA PPO Health Insurance coverage with the same employee contribution as at present, or, upon any change of carrier by OSI or such subsidiary as may provide for Hickman's insurance, provide for transfer to such new carrier.

     OSI will pay for a Singapore American Club membership for business use of Hickman as Managing Director of OSI/OSM. Hickman will pay for, or reimburse the company for, personal use of the club facilities.

     Portions of this agreement may be duplicated in separate agreements pertaining solely to that portion of Hickman's employment applicable to Singapore or Malaysia. This agreement shall take precedence over any such other agreement and, in respect of any errors, omissions or conflict in wording between this and any other such agreements, the wording or content of this agreement shall be deemed to be correct.

For OptoSensors, Inc.:



 /s/ Ajay Mehra      date: 7/12/95    /s/ Thomas K. Hickman   date: 7/12/95
------------------        --------   ----------------------       --------
                                     Thomas K. Hickman

its: Chief Financial Officer

AGREEMENT FOR EXPATRIATE EMPLOYMENT IN SINGAPORE

1. This Agreement is made and effective this 11th day of July, 1995, by and between Opto Sensors, Inc., a California corporation having offices at 12525 Chadron Ave., Hawthorne, CA 90250 ("OSI") and Thomas K. Hickman, an individual residing at 10 Miwok Way, Inverness, CA 94937 ("Hickman").

2. OSI, through various subsidiary corporations, designs and manufactures electronic assemblies, among which are Opto Sensors, Singapore, a Singapore corporation having offices at 996 Bendemeer Road, #04-01/02, Singapore 1233 ("OSS") a wholly-owned subsidiary of OSI.

3. OSI desires to employ Hickman as Managing Director of OSS and OSM for a period of not less than two years and Hickman agrees to serve as Managing Director for such term. After the initial term of two years, both parties agree to give a minimum of six month's notice to the other of intent to terminate this agreement.

4. OSI will, with the full cooperation of Hickman but at the company's expense, assure that work permits or other authority to work in Singapore will be obtained and that permanent resident visas are obtained for Malaysia for Hickman and his wife.

5. For service as Managing Director of OSS, OSI agrees to pay Hickman a monthly salary of One Thousand Three Hundred Thirty Three and 33/100 US Dollars ($1333.33US) in Singapore at an initial Exchange rate of $1.00 US equals $1.40 Singapore or One Thousand Eight Hundred Sixty Six and 67/100 Singapore Dollars ($1866.67S),

6. The rates of exchange for deposits made in Singapore and Malaysia shall remain fixed for the first year of Hickman's employment at OSS/OSM and will be reexamined by the parties at the beginning of each successive year.

7. OSI agrees to provide housing and utilities for Hickman and his wife in Johor Bahru, Malaysis, for which payment will be made by OSM.

8. OSI agrees to pay for packing, freight and cartage of Hickman's household goods to the place of residence in Malaysia, or to pay packing, cartage and storage of household goods not taken to Malaysia. Hickman agrees to schedule movement of household goods by sea and air to provide for a lowest cost combination of household goods move and temporary living accommodation and meal expenses. Estimates for material, packing, storage and transport will be provided for OSI review and agreement prior to Hickman's move to Malaysia.

9. OSI agrees, upon termination of this agreement and Hickman's employment in Malaysia, to pay to return Hickman's household goods from Malaysia or from storage whether or not Hickman returns to the US as an employee of OSI or one of its subsidiaries.

10. OSI agrees to provide temporary living accommodations and meal expenses for Hickman and his wife during the period Hickman's household goods are in transit.

11. OSI will pay, or reimburse Hickman for, annual round-trip home-leave coach airfare for himself and his wife to and from his current place of residence at a time of Hickman's choosing provided such time is not inconsistent with the needs of the company.

12. OSI will continue Hickman's current AETNA PPO Health Insurance coverage, or, upon any change of carrier by OSI or such subsidiary as may provide for Hickman's insurance, provide for transfer to such new carrier.

For OptoSensors, Inc.:

/s/ Ajay Mehra    date: 7/12/95   /s/ Thomas K. Hickman    date: 7/12/95
----------------       --------   ---------------------         ---------
                                      Thomas K. Hickman
its: Chief Financial Officer

                AGREEMENT FOR EXPATRIATE EMPLOYMENT IN MALAYSIA

1. This Agreement is made and effective this 11th day of July, 1995, by and between Opto Sensors, Inc., a California corporation having offices at 12525 Chadron Ave., Hawthorne, CA 90250 ("OSI") and Thomas K. Hickman, an individual residing at 10 Miwok Way, Inverness, CA 94937 ("Hickman").

2. OSI, through various subsidiary corporations, designs and manufactures electronic assemblies, among which are Opto Sensors, Malaysia, a Malaysian corporation having offices at Tebrau Industrial Estate No. 1, #8 Jalam Firma 2/2, 81200 Johor Bahru, Johor, Malaysia, a wholly-owned subsidiary of OSI.

3. OSI desires to employ Hickman as Managing Director of OSM for a period of not less than two years and Hickman agrees to serve as Managing Director for such term. After the initial term of two years, both parties agree to give a minimum of six month's notice to the other of intent to terminate this agreement.

4. OSI will, with the full cooperation of Hickman but at the company's expense, assure that work permits or other authority to work in Malaysia will be obtained and that permanent resident visas are obtained for Malaysia for Hickman and his wife.

5. For service as Managing Director of OSM, OSI agrees to pay Hickman a monthly salary of One Thousand Three Hundred Thirty Three and 33/100 US Dollars ($1333.33US) in Malaysia at a initial Exchange rate of $1.00 US equals $2.45 Malaysian or Three Thousand Two Hundred Sixty Six and 66/100 Malaysian Ringgit ($3266.66M).

6. During the first month of residence in Malaysia, OSI will pay to Hickman the Malaysian Ringgit equivalent Five Thousand Dollars, or Twelve Thousand Two Hundred Fifty Ringgit ($12,250.00M) as a one time payment for initial outfitting in Malaysia.

7. The rates of exchange for deposits made in Singapore and Malaysia shall remain fixed for the first year of Hickman's employment at OSS/OSM and will be reexamined by the parties at the beginning of each successive year.

8. OSI agrees to provide housing and utilities for Hickman and his wife in Johor Bahru for which payment will be made by OSM.

9. OSI agrees to provide an automobile through OSM, of Malaysian registration, for business and personal use. Automobile insurance will be provided by the company as a company car.

10. OSI agrees to pay for packing, freight and cartage of Hickman's household goods to the place of residence in Malaysia, or to pay packing, cartage and storage of household goods not taken to Malaysia. Hickman agrees to schedule movement of household goods by sea and air to provide for a lowest cost combination of household goods move and temporary living accommodation and meal expenses. Estimates for material, packing, storage and transport will be provided for OSI review and agreement prior to Hickman's move to Malaysia.

11. OSI agrees, upon termination of this agreement and Hickman's employment in Malaysia, to pay to return Hickman's household goods from Malaysia or from storage whether or not Hickman returns to the US as an employee of OSI or one of its subsidiaries.

12. OSI agrees to provide temporary living accommodations and meal expenses for Hickman and his wife during the period Hickman's household goods are in transit.

13. OSI will pay, or reimburse Hickman for, annual round-trip home-leave coach airfare for himself and his wife to and from his current place of residence at a time of Hickman's choosing provided such time is not inconsistent with the needs of the company.

14. OSI will continue Hickman's current AETNA PPO Health Insurance coverage, or, upon any change of carrier by OSI or such subsidiary as may provide for Hickman's insurance, provide for transfer to such new carrier.


For OptoSensors, Inc.:

/s/ Ajay Mehra         date:7/12/95  /s/ Thomas K. Hickman  date:7/12/95
----------------------               ---------------------
its: Chief Financial Officer             Thomas K. Hickman